UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest
event reported)                        March 14, 2005
                                 -----------------------------------------------

                         APPLEBEE'S INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   000-17962                43-1461763
------------------------------     ----------------     ------------------------
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)             File Number)         Identification No.)


   4551 W. 107th Street, Overland Park, Kansas                    66207
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    (Address of principal executive offices)                    (Zip Code)



                                 (913) 967-4000
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              (Registrant's telephone number, including area code)


                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR
     230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange  Act (17 CFR
     240.14a-12)

[  ] Pre-commencement  communications  pursuant   to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement  communications  pursuant  to   Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On March 14, 2005, Applebee's International, Inc. (the "Company") issued a press release entitled "Applebee's International Inc. Announces Management Change." The release contained the following information.



FOR IMMEDIATE RELEASE
Carol DiRaimo, Vice President of Investor Relations
(913) 967-4109
Laurie Ellison, Executive Director of Communications
(913) 967-2718
laurie.ellison@applebees.com


           Applebee's International, Inc. Announces Management Change

     OVERLAND PARK, Kan., March 14, 2005 -Applebee's International, Inc. (Nasdaq: APPB) today announced that H.G. "Carey" Carrington, Jr., senior vice president of finance, has resigned to accept a promotional opportunity as chief financial officer for a privately held casual dining restaurant company in his home state of Texas.

     When Carrington joined Applebee's in January, the position of senior vice president of finance was newly created and reported to Executive Vice President and Chief Financial Officer Steve Lumpkin. Applebee's said today that the company does not anticipate refilling the position. Rather, Lumpkin will continue to own responsibility for all finance functions, as well as investor relations, legal and international development.

     Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill & Bar brand, the largest casual dining concept in the world. There currently are nearly 1,700 Applebee's restaurants operating system-wide in 49 states and 12 international countries. Additional information on Applebee's International can be found at the company's Web site (www.applebees.com).




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: March 14, 2005

                                   APPLEBEE'S INTERNATIONAL, INC.


                               By:   /s/ Steven K. Lumpkin
                                   -------------------------------
                                   Steven K. Lumpkin
                                   Executive Vice President and
                                   Chief Financial Officer


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